UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

CLEAR SKIES SOLAR, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, New York	11501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 18, 2008, Clear Skies Solar, Inc. (the “Company”) hosted an investor telephone conference call to discuss the Company’s financial results for the quarter ended September 30, 2008 and other corporate developments. The script of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Script of Clear Skies Solar, Inc. investor telephone conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Dated: November 18, 2008

By: /s/ Arthur L. Goldberg
Name: Arthur L. Goldberg
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Script of Clear Skies Solar, Inc. investor telephone conference call